SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                             THE CANANDAIGUA FUNDS
                 Name of Registrant as Specified In Its Charter

                                       N/A
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X] No fee required

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        1) Title of each class of securities to which transaction applies:



        2) Aggregate number of securities to which transaction applies:



        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



        4) Proposed maximum aggregate value of transaction:

5) Total fee paid:



[   ]      Fee paid previously with preliminary materials:

[   ]      Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:



           2) Form, Schedule or Registration Statement No.:



           3) Filing Party:



           4) Date Filed:

                              THE CANANDAIGUA FUNDS

                  THE EQUITY FUND               THE BOND FUND

                                 (THE "FUNDS")



--------------------------------------------------------------------------------

                       IMPORTANT          INFORMATION

--------------------------------------------------------------------------------

     THIS DOCUMENT CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO THE FUNDS. IF YOU SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

     WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, HELPS TO AVOID ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS.

     PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

--------------------------------------------------------------------------------

                              THE CANANDAIGUA FUNDS

                              THE CANANDAIGUA FUNDS

                      THE EQUITY FUND          THE BOND FUND


     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2003

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Canandaigua Equity Fund and the Canandaigua Bond Fund (the "Funds"), each a separate series of The Canandaigua Funds (the "Trust"), will be held at the Basin Park office of The Canandaigua National Bank and Trust Company, 1150 Pittsford-Victor Road, Pittsford, New York on April 29, 2003, at 12:00 noon, Eastern time, for the purpose of considering the proposals, described below, and transacting any other business that may properly come before the Meeting.

The proposals to be considered at the Meeting are detailed in the attached Proxy Statement and summarized below:

          (1) To consider and approve a new Investment Advisory Agreement between the Trust on behalf of the Funds and Ranson Capital Corporation.
          (2) To consider and approve a Sub-Advisory Agreement between Ranson Capital Corporation and Ancora Advisers LLC.
          (3) To consider and approve a distribution plan to allow the Funds to use Fund assets to facilitate sales of additional fund shares.
          (4)  To elect a Board of Trustees of the Trust.
          (5) To revise or to make the following fundamental restrictions of the Trust non-fundamental:
               (a)  Purchase or sale of commodities or commodity contracts.
               (b) Purchase or sale of securities on margin or selling securities short.
               (c)  Purchase or sale of puts or calls (options).
               (d)  Purchase or sale of other investment companies.

The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion. Shareholders of record at the close of business on February 28, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof ("Shareholders"). All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope.


                                              BY ORDER OF THE BOARD OF TRUSTEES

                                                                    , SECRETARY
                                              ----------------------
                                              DONALD C. GREENHOUSE

April 17, 2003


                              THE CANANDAIGUA FUNDS
                              72 SOUTH MAIN STREET
                          CANANDAIGUA, NEW YORK 14424
                 THE EQUITY FUND               THE BOND FUND

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Canandaigua Funds (the "Trust") on behalf of its separate series, the Equity Fund and the Bond Fund (the "Funds"), for use at a Special Meeting of Shareholders to be held on April 29, 2003, at 12:00 noon, Eastern time, at the Basin Park office of The Canandaigua National Bank and Trust Company, 1150 Pittsford-Victor Road, Pittsford, New York and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on February 28, 2003 (the "Record Date") are entitled to vote at the Meeting (the "Shareholders"). The proxy card and this proxy statement are being mailed to Shareholders on or about April 21, 2003.

At the meeting, Shareholders will be asked to consider and act upon the following proposals:

 1. Approval of a new investment advisory agreement between the Trust, on behalf of each Fund and Ranson Capital Corporation (the "New Adviser"), which would be effective on the earlier of April 29, 2003 or such other date as each Fund's Shareholders approve the new advisory agreement.
 2. Approval of a Sub-Advisory agreement between the New Adviser and Ancora Advisers, LLC, which would be effective on the earlier of April 29, 2003 or such other date as each Fund's shareholder approval may be obtained.
 3. Approval of a distribution plan pursuant to which the Funds may use Fund(s)' assets for distribution of Fund(s)' shares in accordance with the requirements of section 12(b) of the Investment Company Act of 1940 and rule 12b-1 thereunder.
 4. Approval of several new Trustee nominees to replace those resigning due to the departure of The Canandaigua National Bank and Trust Company ("Canandaigua") from the mutual fund management business.
 5. Approval to revise or to convert several fundamental policie s of the Trust into non-fundamental restrictions.

Shareholders will be asked to consider and act upon such other business as may properly be brought before the Meeting. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by Mr. Donald C. Greenhouse, Secretary, or Mr. Scott B. Trumbower, Canandaigua Funds, 72 South Main Street, Canandaigua, New York 14424, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. Please follow the enclosed instructions to use this method of voting.

REPORTS TO SHAREHOLDERS . THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE FUNDS AND THE MOST RECENT SEMI -ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, ON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE TRUST, OR BY CALLING (888) 693-9276.

As of the Record Date, the approximate numbers of units of beneficial interest (shares) issued and outstanding for each Fund is set forth below. The Funds each have only one class:


                FUND                                SHARES OUTSTANDING

           Canandaigua Equity Fund                         928,376

           Canandaigua Bond Fund                            82,535


INTRODUCTION

Shareholders are being asked to consider five proposals that are related to the pending departure of Canandaigua, the Funds' current investment adviser, from the mutual fund management business. The first proposal asks Shareholders to consider and act upon the approval of a new advisory agreement, (the "New Agreement"), between each Fund and Ranson Capital Corporation (the "New Adviser"). The Funds will continue to have substantially the same investment objectives and investment strategies as they currently do although they will be renamed and a new front end load (Class A) will be made available for purchase. Current shareholders will continue to own no load Class N shares. The New Adviser will manage the Funds' assets in substantially the same way as Canandaigua does now for the same advisory fees but with the funds having a higher total expense ratio than they do now. In conjunction with this change, the New Adviser's strategic plans include the engagement of a Sub-Adviser, Ancora Advisers, LLC ("Ancora") to provide investment management services to the Funds. Accordingly, Shareholders are being asked in the second proposal to approve this arrangement with Ancora contingent upon approval of the new Advisory Agreement by the Shareholders of the pertinent Fund. If Shareholders of a Fund should fail to approve either the new Investment Advisory Agreement or the Sub-Advisory Agreement, the Board of Trustees of the Fund will meet to consider appropriate action.

Also, as part of its overall strategic marketing plan for the Funds, the Board believes that the Funds and their Shareholders would benefit from the addition of new share classes and the adoption of a distribution plan to facilitate the Funds' growth through such initiatives as advertising and payment of sales loads to financial intermediaries who promote the Funds. It is also anticipated that the names of the Funds will be changed to better reflect their realignment with a new adviser. The Canandaigua Equity Fund is expected to be renamed the Integrity Equity Fund and the Canandaigua Bond Fund is expected to be renamed the Integrity Income Fund. Also, as more fully described below under "Election of a Board of Trustees" several new Trustee nominees are being proposed to Shareholders. The nominees reflect both the desirability of including an interested representative of the New Adviser on the Board and a desire to invigorate the Board with new perspectives and skill sets. Finally, the Board believes it is advisable for the Trust to make several of its current fundamental investment restrictions non-fundamental so that, in the future, the Funds' Board and management may have greater flexibility to react to changing market conditions and to implement new strategic initiatives. The restrictions incurred concern the ability of the Funds to purchase or sell commodities or commodity contracts, options and purchasing securities on margin or short selling. The restrictions also include the ability of the Funds to purchase or sell shares of other investment companies.


PROPOSAL 1 CONSIDERATION OF A NEW ADVISORY AGREEMENT BETWEEN THE TRUST, ON
           BEHALF OF EACH FUND, AND THE NEW ADVISER (VOTED ON BY THE SHAREHOLDERS OF EACH FUND).

INTRODUCTION. At the Meeting, Shareholders will be asked to consider and act upon a proposal to approve a new investment advisory agreement (the "New Advisory Agreement") between the Trust, on behalf of each Fund, and the New Adviser, which would be effective as of April 29, 2003 (or such later date on which the Funds' Shareholders may approve the New Advisory Agreement). Canandaigua (the "Current Adviser") has made the strategic business decision to withdraw from the mutual fund management business. As a result of this decision, the Funds' Trustees have found it necessary to seek a new investment adviser. Ranson Capital Corporation ("Ranson") has expressed an interest in serving as investment adviser to the Funds.

If Shareholders of a Fund approve the New Advisory Agreement, Ranson will serve as the Fund's investment adviser beginning on April 29, 2003, pursuant to an advisory agreement with essentially the same terms although with higher total expenses than the Funds' current advisory agreement with Canandaigua. Based on information provided by Canandaigua and Ranson, the Board does not anticipate that the change in adviser will reduce the quality of services provided to the Funds or result in any material changes in the manner in which the Funds' assets are managed.

DESCRIPTION OF NEW ADVISER. Ranson is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) a venture capital corporation organized under the laws of North Dakota on September 22, 1987. The address of the Adviser is 1 North Main, Minot, North Dakota, 58703.

The following chart lists the Principal Executive Officers and Directors of Ranson and their principal occupations:

NAME                                   ADDRESS                         PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------
Peter A. Quist, Director,         1 North Main                    Director and Vice President, Integrity
Vice President and Secretary      Minot, North Dakota 58703       Mutual Funds, Inc. (formerly known as ND
                                                                  Holdings, Inc.); Director, Vice President
                                                                  and Secretary, ND Money Management,





                                       -4-




                                                                  Inc., ND Capital, Inc., ND Resources, Inc.,
                                                                  ND Tax-Free Fund, Inc., ND Insured
                                                                  Income Fund, Inc. (November 1990 to
                                                                  August 1999), Montana Tax-Free Fund,
                                                                  Inc., South Dakota Tax-Free Fund, Inc.,
                                                                  Integrity Fund of Funds, Inc., Integrity
                                                                  Small-Cap Fund of Funds Inc.; Vice
                                                                  President and Secretary, Ranson Managed
                                                                  Portfolios; Director ARM Securities
                                                                  Corporation (since May 2000).

Robert E. Walstad, Director,      1 North Main                    Director (since September 1987), President
President, CEO and Treasurer      Minot, North Dakota 58703       (September 1987 to October 2001) (since
                                                                  September 2002), Integrity Mutual Funds,
                                                                  Inc. (formerly known as ND Holdings,
                                                                  Inc.); Director, President and Treasurer,
                                                                  ND Money Management, Inc., ND Capital,
                                                                  Inc., ND Resources, Inc., ND Tax-Free
                                                                  Fund, Inc., ND Insured Income Fund, Inc.
                                                                  (November 1990 to August 1999),
                                                                  Montana Tax-Free Fund, Inc., South
                                                                  Dakota Tax-Free Fund, Inc., Integrity Fund
                                                                  of Funds, Inc., and Integrity Small-Cap
                                                                  Fund of Funds; Trustee, Chairman,
                                                                  President and Treasurer, Ranson Managed
                                                                  Portfolios; Director (since October 1999),
                                                                  and President (October 1999 to October
                                                                  2001), Magic Internet Services, Inc.;
                                                                  Director, President, CEO and Chairman,
                                                                  ARM Securities Corporation (since May
                                                                  2000), Capital Financial Services, Inc.
                                                                  (since January 2002).
---------------------------------------------------------------------------------------------------------------------

BOARD APPROVAL AND RECOMMENDATION. On March 3, 2003, the Board, including each Trustee who is not an interested person (an "Interested Person") of Canandaigua or the Trust within the meaning of the 1940 Act (each is referred to as a "Non-interested Trustee"), voted unanimously to approve the New Investment Advisory Agreement and to recommend its approval to Shareholders. For information about the Board's deliberations and the reasons for their recommendation, please see "Considerations of the Board of Trustees" below.

REASONS FOR CHANGE IN ADVISER. As a result of the Current Adviser's decision to shift its business emphasis away from the mutual fund management business in favor of other core business endeavors, it became necessary for the Trust to seek alternative advisory arrangements, or in the alternative, to liquidate the Funds. After careful review and consideration of the alternatives, the Board determined that Shareholders would be best served if a new investment adviser could be found to replace Canandaigua. It was determined that this would give Shareholders the option to remain in the Funds rather than mandating the liquidation of their shares. After extensive research, analysis and discussions, Ranson was identified as the best candidate for assuming the advisory role on behalf of the Funds.

THE CURRENT AGREEMENT. The current advisory agreement ("Current Advisory Agreement") (Exhibit A attached hereto), dated as of March 28, 1997, was last approved by the Shareholders at a meeting held on October 31,1997 and last approved by the Board at a meeting held on February 12, 2003. The Current Advisory Agreement provides that Canandaigua will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. Canandaigua also administers the business affairs of the Funds, furnishes offices, necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions. As compensation for services rendered under the Current Advisory Agreement, Canandaigua is entitled to receive an annual fee equal to 1.00% of the Funds' average daily net assets. Since July 9, 1997, Canandaigua has agreed to a temporary suspension of the entire management fee paid by the Bond Fund. During the Funds' last fiscal year, Canandaigua earned $199,551 in advisory fees from the Equity Fund and waived $10,758 in advisory fees from the Bond Fund. Canandaigua also agreed to a contractual fee waiver and expense reimbursement commitment limiting the total annual operating expense ratio of the Equity Fund and Bond Fund to 1.50% and ..50%, respectively. In addition, Canandaigua has voluntarily agreed to further reduce the expense limitation of the Equity Fund to 1.35%. During the last fiscal year, Canandaigua waived advisory fees of $53,963 from the Equity Fund and reimbursed $50,553 in expenses to the Bond Fund.

THE NEW AGREEMENT. The New Advisory Agreement (Exhibit B attached hereto) is substantially similar to the Current Advisory Agreement between the Trust and Canandaigua. Specifically, the New Advisory Agreement provides, in part, that the New Adviser will make investment decisions regarding each Fund's assets and continuously review, supervise and administer the Fund's investment program, subject to the supervision of, and policies established by, the Board of Trustees. Under the New Advisory Agreement, each Fund will pay the New Adviser an annual fee equal to 1.00% of the Fund's average daily net assets. The New Adviser has agreed to a one year contractual commitment with both the Equity Fund and Bond Fund whereby it will waive any advisory fees and, if necessary, reimburse the Funds for operating expenses (excluding taxes, brokerage fees and commissions) exceeding 1.50% of average daily net assets for Class N shares. With respect to the proposed new share class (Class A), the expense limitation will be 2.00% and 1.75% for the Equity Fund and Bond Fund, respectively. The New Adviser has no current intentions to implement any sort of additional voluntary waiver or expense reimbursement for either Fund. The following comparisons show the likely impact of the New Advisory Agreement upon the Funds' Shareholders. The first comparison is for no load shares (Class N) while the second comparison is for an A Share Class to be created.

COMPARABILITY OF FEES AND EXPENSES UNDER CURRE NT ADVISORY AGREEMENT AND NEW INVESTMENT ADVISORY AGREEMENT

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of the Funds under the Current Advisory Agreement and the New Advisory Agreement. The table entitled "Current Fees and Expenses" contains the current fee information under the Current Advisory Agreement. The table entitled "Pro Forma Fees and

Expenses" shows you what the fees and expenses are estimated to be for each share class should this proposal be approved.

The amounts set forth in the following tables are based on the expenses for the Funds for the fiscal year ended December 31, 2002. Pro Forma fees and expenses were prepared assuming the approval of the terms for the Distribution and Shareholder Servicing Plan under Proposal 3. In addition, Pro Forma fees and expenses were adjusted to reflect estimates for the printing of shareholder reports, whose expense was borne by the Current Adviser, as well as new service agreements for administration, transfer agency and accounting, which are contingent on approval of this proposal.

                              Current          Pro Forma- Class N     Pro Forma- Class A
                              Canandaigua      Integrity              Integrity
                              Equity           Equity                 Equity
                              -----------------------------------------------------------
Management Fee                1.00%            1.00%                  1.00%
12b-1 Fees                    0.00%            0.00%                  0.50%
Other Expenses                0.62%            1.06%                  1.06%
Total Operating Expenses      1.62%            2.06%                  2.56%
Waiver/Reimbursement          0.12%            0.56%                  0.56%
Net Operating Expenses        1.50%            1.50%                  2.00%


                              Current          Pro Forma- Class N     Pro Forma- Class A
                              Canandaigua      Integrity              Integrity
                              Bond             Income                 Income
                              -----------------------------------------------------------
Management Fee                1.00%            1.00%                  1.00%
12b-1 Fees                    0.00%            0.00%                  0.25%
Other Expenses                5.20%            9.26%                  9.26%
Total Operating Expenses      6.20%            10.26%                 10.51%
Waiver/Reimbursement          5.70%            8.76%                  8.76%
Net Operating Expenses        0.50%            1.50%                  1.75%

Note: The waiver/reimbursement figures above reflect contractual commitments only. For the fiscal year ended December 31, 2002, Canandaigua voluntarily agreed to further reduce the limitation to 1.35% for the Equity Fund.

FEE EXAMPLES UNDER BOTH CURRENT FEES AND EXPENSES AND PRO FORMA FEES
AND EXPENSES

The following example is intended to help you compare the cost of investing in the Canandaigua Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

              Current            Pro Forma- Class N         Pro Forma- Class A
              Canandaigua        Integrity                  Integrity
              Equity             Equity                     Equity
1 Year        $ 137              $ 153                      $ 766
3 Years       $ 485              $ 592                      $1,276
5 Years       $ 856              $1,057                     $1,810
10 Years      $1,899             $2,345                     $3,264


              Current            Pro Forma- Class N         Pro Forma- Class A
              Canandaigua        Integrity                  Integrity
              Bond               Income                     Income
1 Year        $ 51               $ 153                      $ 595
3 Years       $1,331             $2,166                     $2,560
5 Years       $2,581             $3,974                     $4,315
10 Years      $5,577             $7,723                     $7,922

CONSIDERATIONS OF THE BOARD OF TRUSTEES. The Trustees, including a majority of Trustees who are neither party to the New Agreement nor "interested persons" of any such party (within the meaning of the 1940 Act), unanimously approved the New Advisory Agreement. In addition, the Trustees unanimously recommended that Shareholders approve the New Advisory Agreement. In connection with the approval of the New Advisory Agreement, the Board considered the terms of the Current Advisory Agreement and the New Advisory Agreement, particularly those governing the services to be provided to the Funds and the fees and expenses payable by the Funds as well as the New Adviser's commitment to maintain the current contractual fee waiver on the Equity Fund for at least a year. The Board also considered the skills and capabilities of the New Adviser including its financial status, profitability, resources and experience and the representations from Ranson that the Funds' new portfolio manager will continue to manage the Funds in substantially the same way as they have been managed by Canandaigua. As a result of their deliberations the Trustees reached the following conclusions:

          o A comparison of the Funds' Pro forma net operating expenses under the New Advisory Agreement vis-a-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Funds, based upon data provided by outside consultants and fund financial reports. The Funds' net expense ratios of 2% and 1.75% respectively, for the Integrity Equity Fund and the Integrity Income Fund Class A shares and 1.50% for both of the Funds' Class N shares were comparable to other funds of similar objective and size.

          o The increase in net operating expenses for the Income Fund Class N shares is justified by the superior advisory expertise, performance and resources of the New Adviser over that of the Current Adviser.

          o The overall nature and quality of the services provided by the New Adviser had historically been, and continued to be, very high.

          o The other Funds managed by the New Adviser have traditionally had a relatively low net ratio of expenses. The New Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.

          o The current Adviser has had increasing costs of its operations. The New Adviser has attained certain efficiencies and significant expertise in managing equity and income funds. These efficiencies and expertise are attributable to the new Adviser's long term focus on managing investment companies and have the potential to enhance the Funds' future performance.

Consideration was also given to the New Adviser's stated plans to employ Ancora Advisers, LLC ("Ancora") as Sub-Adviser to both Funds. The Board reviewed the background, experience and performance of Ancora. In addition, the Board considered that the New Advisory Agreement gives specific authority to the New Adviser to hire and fire Sub-Advisers without shareholder approval if the Funds and Adviser seek and obtain the necessary exemptive relief from the SEC. The Board determined that this provision was in the best interest of Shareholders because it provides the Funds and their adviser maximum flexibility in seeking to obtain the best investment results for Shareholders.

In voting to approve the New Advisory Agreement, the Independent Trustees noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Ranson, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. The Independent Trustees indicated that they believed that the proposed acquisition would ultimately benefit the Funds and their Shareholders as a result of the Funds becoming a part of a financial services organization that is committed to investing the resources and energy necessary to grow the Funds into part of a successful suite of investment products. They also determined that after considering all relevant factors the adoption of the New Advisory Agreement would not result in an unfair burden on the shareholders of the Funds.

VOTING. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies on behalf of Shareholders FOR the approval of the New Advisory Agreement. Shareholders of the Canandaigua Equity Fund will be asked to vote on the

New Advisory Agreement between the Trust, on behalf of the Canandaigua Equity Fund, and the New Adviser. Similarly, Shareholders of the Canandaigua Bond Fund will be asked to vote on the New Advisory Agreement between the Trust, on behalf of the Canandaigua Bond Fund, and the New Adviser. Approval of this proposal for a Fund requires the vote of a (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

FEE PAID TO CURRENT ADVISER. Under an agreement between Integrity Mutual Funds, Inc. ("Integrity"), with whom the New Adviser is affiliated, and Canandaigua, the Current Adviser, Canandaigua will receive compensation from Integrity in consideration of C anandaigua's agreement to transfer its business as investment adviser to and sponsor of the Funds and for its agreement not to compete with the New Adviser in the mutual fund advisory business in the following amounts:
(a) one and one-quarter percent (1.25%) of the aggregate net assets of the Canandaigua Equity Fund as of the business day immediately preceding the date when the new Adviser and newly constituted Board of the Funds commences service (the "Closing Date"); (b) one-half percent (0.5%) of the net assets of the Canandaigua Equity Fund as of the one- year anniversary of the Closing Date, but not to exceed one-half percent (0.5%) of the net assets of the Canandaigua Equity fund as of the Closing Date; and (c) one- half percent (0.5%) of the net assets of the Canandaigua Equity Fund as of the two- year anniversary of the Closing Date, but not to exceed one-half percent (0.5%) of the net assets of the Canandaigua Equity Fund as of the Closing Date. Neither Canandaigua nor any of its officers will receive any compensation for the transfer of Canandaigua's advisory business on behalf of the Canandaigua Bond Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.


PROPOSAL 2 TO CONSIDER AND APPROVE A SUB-ADVISORY AGREEMENT BETWEEN RANSON
           CAPITAL CORPORATION AND ANCORA ADVISERS LLC (VOTED ON BY THE SHAREHOLDERS OF EACH FUND)

Ancora Advisers LLC ("Ancora"), an investment advisory firm founded on February 15, 2003, has been engaged, subject to shareholder approval, to act as the Sub-Adviser to the Funds (the "New Sub-Adviser"). Ancora, located at One Chagrin Highlands, 2000 Auburn Drive, Suite 430, Beachwood, Ohio 44122, currently serves high net worth individuals, pension and profit sharing plans and charitable organizations. Ancora is majority owned and controlled by Richard A. Barone, its President. As of the record date, Mr. Barone also owned 10.5% of the common stock of Integrity Mutual Funds, Inc., the sole owner of the New Adviser.

Ranson has chosen to engage Ancora's services as Sub-Adviser to the Funds because of Mr. Barone's extensive prior expertise and performance in advising the Maxus Fund Group, which included funds similar in objective to that of The Canandaigua Funds. Mr. Barone is currently the sole employee of Ancora.

RECOMMENDATION OF THE BOARD OF TRUSTEES

At a meeting of the Board of Trustees held on March 3, 2003, the Board considered the engagement of Ancora to serve as Sub-Adviser to the Funds. The Board, including all of the Independent Trustees, unanimously approved, subject to shareholder approval, the New Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") (Exhibit C attached hereto).

The sub-advisory agreement provides that Ancora will, subject to the supervision of Ranson, perform certain services to the Funds in return for compensation to be paid by Ranson at an annual rate of 0.35% of each Fund's total assets. The services to be performed by Ancora are as follows:

          (i) provide investment research and credit analysis concerning the Fund's investments;
          (ii) conduct a continual program of investment of the Fund's assets;
          (iii) place orders for all purchases and sales of the investments made for the Funds;
          (iv) maintain the books and records required in connection with its duties hereunder; and
          (v) keep the Advisor informed of developments materially affecting the Fund.

In reaching this conclusion, the Board obtained such information as it deemed reasonably necessary to approve Ancora as Sub-Adviser for each Fund. The Independent Trustees, prior to approving the New Sub-Advisory Agreement, met informally with members of the management of Ancora and with each other concerning the approval of the Sub-Advisory Agreement. In addition, at the March 3, 2003 Board Meeting, a representative of Ranson who had been involved in the negotiations with respect to the New Sub-Advisory Agreement, made a presentation to the Board and answered trustees' questions concerning the New Sub-Adviser. The Board considered, among other factors, Ancora's significant expertise and resources and prior excellent performance record.

APPROVAL OF AGREEMENTS

The Sub-Advisory Agreement must be approved by Shareholders of the Fund to which it relates. Approval of a Sub-Advisory Agreement is contingent upon approval of the New Investment Advisory Agreement by the Shareholders of the pertinent Fund. If the New Investment Advisory Agreement and the New Sub-Advisory Agreement are approved by a Fund's Shareholders, then the Agreements will become effective for that Fund concurrently on April 29, 2003. If Shareholders of a Fund should fail to approve either the New Investment Advisory Agreement or the New Sub-Advisory Agreement, the Board will meet to consider appropriate action.

REQUIRED VOTE

Passage of Proposal 2 as to each Fund requires a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the

Special Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT.


PROPOSAL 3 CONSIDERATION OF A DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
           ("12B-1" PLAN) ON BEHALF OF EACH FUND (VOTED ON BY THE SHAREHOLDERS OF EACH FUND)

The Shareholders are being asked to consider and approve the implementation of a Distribution Plan (the "12b-1 Plan") for an A Share Class to be created. If approved the 12b-1 Plan is designed to allow assets of a new A Share Class to be used to increase sales of Fund Shares through various approved distribution activities which may include, among others, advertising and broker commissions. Specifically, under the 12b-1 Plan, the Funds would make periodic payments to Ranson Capital Corporation, (the "Distributor") which payments could be used by the Distributor to make payments to certain broker-dealers, banks, savings and loan institutions and their affiliates, including their affiliated broker-dealers, which provide certain administrative and shareholder services to the Funds and their Shareholders, and/or for the distribution, as the Securities and Exchange Commission construes such term (collectively "Service fees") under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act").

The Board of Trustees of the Funds, in considering whether the Funds should implement a written 12b-1 plan, has requested and evaluated such information as it deemed necessary to make an informed determination as to whether a written plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Funds for such purposes. In voting to approve the implementation of this written plan (the "Plan") and the execution of the Distribution and Services agreement between the Fund and the Distributor which further sets forth the provisions of the Plan as well as other matters, the Trustees have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its Shareholders.

          THE PLAN: The material aspects of the Plan (see Exhibit D) are as follows:

          The purchase of the proposed new Class A shares shall be subject to a front-end sales load and distribution and/or service fees. The Funds will pay an annual fee to the Distributor (the "Distributor's Fee") not to exceed 0.50% and 0.25% of the average daily net assets of the Class A shares for the Equity Fund and the Bond Fund, respectively. The Distributor may pay a portion of the above referenced fee on a quarterly basis (the "Servicing Fee") to broker-dealers, including the Distributor and affiliates of the adviser of the Fund, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor ("Service Organizations") of annual amounts of up to 0.25% of the average net asset value of all shares of the Funds owned by Shareholders with whom the Service Organization has a servicing relationship (the "Accounts"), provided that no such payment of a Servicing Fee with respect to an Account shall be made until the Service Organization has been servicing such Account for more than a year (the "Eligible Accounts"). Specifically, certain broker/dealer affiliates of the New Adviser (Capital Financial Services, Inc., ND Capital, Inc. and ARM Securities, Inc.) may collect 12b-1 payments under the plan. The Distributor's Fee shall be calculated and paid monthly and the Servicing Fee shall be calculated quarterly and paid on the twenty- fifth day of the month next succeeding such calculation all in the manner set forth below. To the extent the Servicing Fee is not paid to Service Organizations out of the Distributor's Fee, the Distributor may use such fee for its expenses of distribution of Fund shares.

          This Plan shall become effective on April 29, 2003 if it has been approved by such date by a majority of each Fund's outstanding voting securities in the manner required by Rule 12b-1, and shall continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including the Disinterested Trustees, in the manner required by Rule 12b-1.

          The Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the costs which the Funds may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Funds, and (b) any material amendments of the terms of the Plan shall become effective only upon approval by the Trustees (including the Disinterested Trustees) in the manner required by Rule 12b-1.

          The Plan is terminable without penalty at any time by (a) vote of a majority of the Disinterested Trustees, or (b) vote of a majority of the outstanding voting securities of each Fund.

REQUIRED VOTE

Passage of Proposal 3 as to each Fund requires a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE DISTRIBUTION AND SHAREHOLDER SERVICES PLAN (12B-1 PLAN).

PROPOSAL 4 ELECTION OF A BOARD OF TRUSTEES (VOTED ON BY SHAREHOLDERS OF THE
           TRUST AS A WHOLE).

It is proposed that four nominees be elected to the Board at the Special Meeting. The four nominees would constitute the entire Board, and would serve until their successors have been duly elected and qualified or until their earlier resignation or removal. Biographical information regarding each of the nominees is provided in this proposal.

The role of a Fund's Board of Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of Shareholders. The Trustees meet quarterly and review the Fund's performance and oversee the services provided to the Fund by the investment manager and the Fund's other service providers.

Trustee elections are being held at this time for several reasons. There are a number of legal and regulatory requirements applicable to the composition of the Funds' Board. The Investment Company Act of 1940, as amended (the "1940 Act") permits the existing members of a mutual funds Board to appoint new members in certain circumstances. Immediately after such appointment is made, at least two-thirds of the Trustees then holding office must have been elected to such office by the hold ers of the outstanding voting securities of the Fund. In this case, only one of the nominated Trustees has been previously elected by Shareholders, so a shareholder meeting must be held. In addition, the 1940 Act also requires that a majority of a mutual funds' board be comprised of trustees who are not considered to be "interested persons" (as defined in the 1940 Act) of a fund or its adviser, underwriter (or their controlling companies). These non-interested trustees are referred to herein as "Independ ent Trustees." The Funds' current and proposed board composition both satisfy the Independent Trustee percentage requirements under the 1940 Act.

The Trustees do not serve a specified term of office. Thus, if elected, each trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, or removal under the terms of Trust's declaration of trust as in force from time to time. In addition, a Trustee may be removed by (1) a vote of the Shareholders holding not less than a majority of the shares of each Fund cast in person or by proxy at a meeting called for that purpose or (2) by a written declaration signed by Shareholders holding not less than a majority of the shares of each Fund then outstanding, filed with the Trust's custodian. If a vacancy shall for any reason exist, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as immediately after such appointment, at least two-thirds of the trustees have been elected by Shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the Shareholders, the Trustees then in office will promptly call a Shareholders' meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of Shareholders for the purpose of electing Trustees.

During the Trust's fiscal year ending December 31, 2002, the Trustees held seven meetings. All of the Trustees attended at least 75% of the meetings of the Trustees held during the fiscal year ended December 31, 2002 and each Trustee attended in excess of 75% of the meetings of the committees of the Board of Trustees on which he served.

Four of the five current Trustees of the Board intend to resign simultaneously with the election of a new Board. Their resignations are precipitated by, and a reflection of, Canandaigua's decision to leave the mutual fund business. Those resigning are Robert J. Craugh, Robert N. Coe, William Rayburn and James Doran who have served on the Board as Independent Trus tees. Donald C. Greenhouse, currently an Independent Trustee elected by the Shareholders, has agreed to continue to serve as an Independent Trustee. The one current Board nominee and the Officers of the Trust are listed below along with important background information on each of them:


                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN FUND
                            POSITION(S)     TERM OF OFFICE        PRINCIPAL                    COMPLEX              OTHER
NAME, ADDRESS AND           HELD WITH       AND LENGTH OF         OCCUPATION(S)                OVERSEEN BY          DIRECTORSHIPS
AGE                         THE FUND        TIME SERVED (1)       DURING PAST 5 YEARS          DIRECTOR             HELD BY DIRECTOR
INTERESTED NOMINEES:
Robert E. Walstad, 57       NA              NA                    Director and                 NA                     NA
1 North Main                                                      President (September
Minot, ND 58703                                                   1987 to October
                                                                  2001), Integrity
                                                                  Mutual Funds, Inc.
                                                                  (formerly known as
                                                                  ND Holdings, Inc.);
                                                                  Director, President
                                                                  and Treasurer, ND
                                                                  Money Management,
                                                                  Inc., ND Capital, Inc.,
                                                                  ND Resources, Inc.,
                                                                  ND Tax-Free Fund,
                                                                  Inc. (November 1990
                                                                  to August 1999),
                                                                  Montana Tax-Free
                                                                  Fund, Inc., Integrity
                                                                  Fund of Funds, Inc.,
                                                                  Integrity Small-Cap
                                                                  Fund of Funds, Inc.;
                                                                  Trustee, Chairman,
                                                                  President and
                                                                  Treasurer, Ranson
                                                                  Managed Portfolios;
                                                                  Director, President,
                                                                  CEO and Treasurer,
                                                                  The Ranson
                                                                  Company, Inc.
                                                                  (January 1996 to
                                                                  February 1997), and
                                                                  Ranson Capital
                                                                  Corporation; Director
                                                                  (since May 2000),
                                                                  President (May 2000
                                                                  to October 2001),
                                                                  ARM Securities
                                                                  Corporation; Director,
                                                                  CEO Chairman,
                                                                  Capital Financial
                                                                  Services, Inc. (since
                                                                  January 2002).



                                      -15-












                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN FUND
                            POSITION(S)     TERM OF OFFICE        PRINCIPAL                    COMPLEX              OTHER
NAME, ADDRESS AND           HELD WITH       AND LENGTH OF         OCCUPATION(S)                OVERSEEN BY          DIRECTORSHIPS
AGE                         THE FUND        TIME SERVED (1)       DURING PAST 5 YEARS          DIRECTOR             HELD BY DIRECTOR
DISINTERESTED NOMINEES:

Orlin W. Backes, 67         NA              NA                    Attorney-McGee,              NA                   Director, First
15 2nd Ave., SE,                                                  Hankla, Backes &                                  Western Bank &
Suite 305                                                         Dobrovolny, P.C.;                                 Trust
Minot, ND 58701                                                   Director, ND Tax-
                                                                  Free Fund, Inc. (since
                                                                  April 1995), ND
                                                                  Insured Income Fund,
                                                                  Inc. (March 1995 to
                                                                  August 1999),
                                                                  Montana Tax-Free
                                                                  Fund, Inc., South
                                                                  Dakota Tax-Free
                                                                  Fund, Inc., Integrity
                                                                  Fund of Funds, Inc.
                                                                  (since April 1995),
                                                                  Integrity Small-Cap
                                                                  Fund of Funds, Inc.
                                                                  (since September
                                                                  1998)

Donald C.                   Trustee                               President and owner,         2                    Director,
Greenhouse, 66                                                    Seneca Point                                      Demention
72 South Main St.                                                 Associates, Inc.                                  Technologies,
Canandaigua, NY                                                   (business consultants)                            Inc.
11424

R. James Maxson, 54         NA              NA                    Attorney-Farhart,            NA                   NA
15 2nd Ave., SE,                                                  Lian and Maxson,
Suite 305                                                         P.C. (March 1976 to
Minot, ND 58701                                                   March 2000); ND
                                                                  Tax-Free Fund, Inc.,
                                                                  Montana Tax-Free
                                                                  Fund, Inc., South
                                                                  Dakota Tax-Free
                                                                  Fund, Inc., Integrity
                                                                  Fund of Funds, Inc.,
                                                                  Integrity Small-Cap
                                                                  Fund of Funds, Inc.
                                                                  (since January 1999).


As of the Record Date, none of the Trustees/Nominees held interests in the Funds' securities.

As of the Trust's fiscal year ended December 31, 2002, the Trust paid the following amounts to the Trustees and to the three highest paid officers as follows:


Name of Person,     Aggregate        Pension or           Estimated          Total
Position            Compensation     Retirement           Annual Benefits    Compensation
                    From Fund        Benefits Accrued     Upon               From Fund and
                                     as Part of Fund      Retirement*        Fund Complex
                                     Expenses*                               Paid to Trustees
-----------------------------------------------------------------------------------------------
Donald C.           $1600            $0                   $0                 $1600
Greenhouse,
Trustee,
Secretary,
Treasurer
Robert N. Coe,      $1600            $0                   $0                 $1600
Trustee
Robert J. Craugh,   $1400            $0                   $0                 $1400
Trustee,
Chairman of the
Board
William             $1200            $0                   $0                 $1200
Rayburn,
Trustee
James Doran,        $1600            $0                   $0                 $1600
Trustee


*None of the Trustees are entitled to receive any retirement or deferred compensation benefits from the Funds.

The Trust's Audit Committee is composed entirely of Trustees who are not "interested persons," as defined in the Investment Company Act of 1940 (the "1940 Act"), of Canandaigua. The Audit Committee ("Independent Trustees") normally meets once a year, or as otherwise required. Currently, Messrs. Coe, Doran and Greenhouse are members of the Audit Committee. The Audit Committee reviews the financial reporting process, the Trust's systems of internal control, the audit process and the Trust's processes for monitoring compliance with investment restrictions, applicable laws and the Trust's code of ethics. The Audit Committee recommends to the Trustees the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. The Funds' Board has not adopted a written charter for the Audit Committee. The Audit Committee is also responsible for recommending to all Trustees the compensation to be paid to the Independent Trustees. During the Trust's fiscal year ending December 31, 2002, the Audit Committee held one meeting.

The Trust's Nominating Committee is composed entirely of Independent Trustees and normally meets on an "as-needed" basis. Currently, Messrs. Craugh, Coe, Doran, Rayburn and Greenhouse are members of the Nominating Committee, which identifies and recommends individuals for membership on the Board of Trustees, consults with officers of the Trust and employees of Canandaigua in planning meetings of the Trustees, and oversees the administration of, and ensures compliance with, the Trust's governance procedures and guidelines. The Nominating Committee will consider nominees for the position of Trustee recommended by Shareholders. Recommendations should be submitted to the Nominating Committee in care of the secretary of the Trust at the address first set forth above. During the Trust's fiscal year ended December 31, 2002 the Nominating Committee did not hold any meetings.

REQUIRED VOTE

Approval of this proposal as to any nominee will require the affirmative vote of a plurality (a number of votes cast for a nominee in excess of votes cast for another nominee) of the shares of the Trust entitled to vote at the Meeting.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH NOMINEE AS TRUSTEE OF THE TRUST.


PROPOSAL 5 CHANGES TO INVESTMENT RESTRICTIONS (VOTED ON BY THE SHAREHOLDERS OF EACH FUND)

SUMMARY. The 1940 Act requires all mutual funds to specify whether they are "diversified" or "non-diversified" and to adopt certain specific investment policies or restrictions, referred to as "fundamental" investment restrictions, that may be changed only by shareholder vote. Funds may also specify certain "non- fundamental" investment restrictions, which may be changed by the Board without shareholder vote. The Trustees, together with the New Adviser, have analyzed each of the Funds' current fundamental investment restrictions and have concluded that certain of the Funds' current fundamental restrictions should be simplified, modernized or standardized and that some of them should be converted to non- fundamental policies. If fundamental policies are approved to be made non-fundamental, they can be altered in the future without shareholder approval although shareholders would be notified in advance of such change. The proposed restrictions are written to provide the Funds with flexibility to respond to future legal, regulatory, market or technical changes. In addition, the proposed restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with such restrictions. Proposals 5(a), 5(b), and 5(c) relate to the ability of the Funds to invest in certain leveraged transactions including "derivative" securities. (A derivative is any security whose price depends upon or is derived from the value of another underlying security). Proposal 5(d) relates to the ability of the Funds to invest in other investment companies. The Funds might in the future desire to purchase or sell such derivatives for various purposes. While some derivatives can increase a fund's risk exposure, others are designed to reduce risk exposure to the Fund. In most cases, a fund uses derivative instruments or similar transactions to hedge part or all of its portfolio. By taking an offsetting position through a futures or forward contract, losses on a portfolio holding are offset by gains on the derivative position. Another use is to gain quicker and more efficient access to a market. For example, when a fund receives a large inflow of cash, it may be difficult to invest it immediately. A futures contract or other derivative instrument may provide an easier means to get the same exposure. Not only may it be quicker, but also the transaction costs of using a derivative instrument (e.g., commissions and price of execution) may be more advantageous to the fund.

The Securities and Exchange Commission generally views any transaction that exposes a fund's Shareholders to a substantial degree of risk of loss through a leveraged investment to be a "senior security". Senior securities are generally restricted for purchase or sale by a fund. Senior securities may only be purchased or sold by a fund when certain precautionary measures are in place to reduce the potential risk of such positions. It is primarily the leveraging characteristics of many senior securities that create potential additional risk for a fund. Accordingly, the SEC has determined that it will not treat leveraged transactions as senior securities provided that the fund take certain steps to limit the potential for "leveraged" losses. Specifically, the SEC requires that any leveraged transaction be "covered". A fund generally can cover its risk either by being "long" with respect to the instrument underlying the transaction (e.g., owning securities sold short or the security on which a call option is written, or on which a futures contract is sold) or by segregating or earmarking on its custodian's books liquid securities (including equity securities and non-investment grade debt) equal in value to the fund's potential exposure from the leveraged transaction (e.g., the market value of the securities sold short, the strike price of the option, or the value of the futures contract sold less initial margin). The intent of covering is to nullify any potential "leveraging," as any assets segregated or earmarked to cover a leveraged transaction would not be available to a fund for investment, to meet redemptions or pay fund expenses, or other purposes.

ALTHOUGH THE PROPOSED CHANGES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, THE NEW ADVISER HAS ADVISED THE TRUSTEES THAT NONE OF THE PROPOSED CHANGES ARE INTENDED TO MODIFY THE WAY THE FUND IS CURRENTLY MANAGED. BEFORE ANY SUCH CHANGES CAN BE IMPLEMENTED BY THE ADVISER THE BOARD MUST APPROVE THEM. Consequently, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will result in any immediate change in the level of risk associated with investing in the Funds. Nor do the Trustees anticipate that the proposed changes will, individually or in the aggregate, result in any immediate change to the manner in which the New Adviser manages the Funds. If, however, in the future the Funds' Board were to approve the implementation of the proposed changes, there could be an increase in the level of risk associated with investing in the Funds. In that event, Shareholders would be notified of such changes via a supplement to the prospectus at least sixty days in advance of such change being made. If adopted, each Fund will interpret the new restrictions in light of future rules and orders of the SEC and SEC staff interpretations of relevant law.

5(A) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE FUNDS' INVESTMENTS IN COMMODITIES OR COMMODITY CONTRACTS

Under federal law, financial futures contracts - such as futures contracts related to currencies, stock indices or interest rates - are in addition to being senior securities, also considered to be commodities. The Funds propose to modify the language of the current restriction regarding commodities or commodity contracts to provide some latitude in the future, should the Funds' Board and investment adviser deem it advisable, for hedging purposes or otherwise, to invest in certain types of securities that are deemed to be commodities under federal law. Examples of such securities might include, among others, foreign currency, stock index and interest rate futures contracts. The Funds' current investment restriction provides:

           Neither Fund may purchase or sell commodities or commodity contracts.

The form of the restriction, is proposed to be revised as set forth below:

           A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

If this proposal is approved it will allow the Funds' investment adviser to in the future, if approved by the Funds' Board, invest in certain derivative securities such as currency futures, interest rate futures and stock index futures. Such derivative securities may be used for hedging or otherwise and could result in potentially greater risk to the Funds. For instance, if derivatives are used to leverage the portfolio (making a large bet using a relatively small amount of money), leveraging risk will occur. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

Derivatives such as currency futures, interest rate futures and stock index futures, are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

5(B) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTIONS CONCERNING THE FUNDS' ABILITY TO PURCHASE SECURITIES ON MARGIN OR SELL SECURITIES SHORT.

The purchase of securities on margin (borrowing to make a purchase) and the selling of securities short (selling a security not owned by the fund with the hope of buying the security back in the future at a lower price), are deemed to be leveraged transactions that, as discussed above, may be prohibited as senior securities.

The Funds propose to modify the language of the current restriction regarding purchases on margin and short selling, to provide some latitude in the future, should the Funds' Board and investment adviser deem it advisable, for hedging purposes or otherwise, to purchase securities on margin and/or to sell securities short. The Funds' current investment restriction provides:

           Neither Fund may purchase securities on margin or sell securities short.

The form of the restriction is proposed to be revised and changed to a non-fundamental restriction, as set forth below:

           A Fund may not purchase securities on margin or sell securities short except in accordance with the requirements of federal law, including The Investment Company Act of 1940 and any rules promulgated thereunder and as permitted by the Fund's registration statement.

If this proposal is approved it will allow the Funds' investment adviser to in the future, if approved by the Board, engage in the purchase of securities on margin as well as short selling to the extent permitted by The Investment Company Act of 1940. Such practices could result in potentially greater risk to the Funds. Purchasing securities on margin causes a portfolio to be leveraged. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

5(C) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE FUNDS' ABILITY TO PURCHASE OR SELL PUTS OR CALLS (OPTIONS) AND TO MAKE THE RESTRICTION NON-FUNDAMENTAL.

A call option gives its holder the right to purchase an asset, such as stock, for a specified price on or before a specified date. In contrast, a put option gives its holder the right to sell an asset for a specified price on or before a specified date. The purchase or sale of puts or calls (options) are deemed to be leveraged transactions that, as discussed above, may be prohibited as senior securities.

The Funds propose to modify the language of the current restriction regarding purchase or sale of puts or calls (options), to provide some latitude in the future, should the Funds' Board and investment adviser deem it advisable, for hedging purposes or otherwise, to purchase or sell puts or calls (options).

The portion of the restriction relating to options is proposed to be revised and changed to a non-fundamental restriction, as set forth below:

           A Fund may not invest in or sell puts or calls except in accordance with the requirements of federal law, including The Investment Company Act of 1940 and any rules promulgated thereunder and as permitted by the Fund's registration statement.

If this proposal is approved it will allow the Funds' investment adviser to in the future, if approved by the Board, purchase and sell puts and calls (options) on securities to the extent permitted by The Investment Company Act of 1940. The purchase or sale of options could result in potentially greater risk to the Funds. Some of the risks associated with options are:

           o options may fail as hedging techniques when price movements in underlying securities do not follow price movements in the fund's portfolio securities being hedged (so-called "correlation risk");

           o some options transactions involve potentially unlimited losses;

           o gains and losses from options depend on the adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors;

           o transactions in over-the-counter options may subject the fund to risk that the counterparty defaults or otherwise cannot meet its obligations.

The portion of the restriction relating to the prohibition of engaging in oil, gas or other mineral exploration or development programs shall remain as a fundamental restriction.

5(D) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE FUNDS' ABILITY TO PURCHASE SECURITIES OF OTHER INVES TMENT COMPANIES AND TO MAKE THE RESTRICTION NON-FUNDAMENTAL.

Federal law significantly limits the ability of a fund to invest in securities of other investment companies except in limited circumstances. The rationale for this limitation is to prevent und ue concentration of the control of investment companies, which could result in duplication of advisory, administrative, and sales expenses without a corresponding benefit. Rather than flatly prohibiting such investments, section 12(d)(1) of The Investment Company Act of 1940 was structured to allow limited investments in other investment companies in order to take advantage of good investment opportunities that might not otherwise be available at all, or if so, at a prohibitive cost. Section 12(d)(1)(A) provides that an investment company (the acquiring company) may not acquire any security of another investment company (the acquired company) if, after the acquisition, the acquiring company would own:

      (1) More than 3% of the acquired company's stock
      (2) Securities of the acquired company with a value in excess of 5% of the acquiring company's total assets; or
      (3) Securities of the acquired company and all other investment companies having a value in excess of 10% of the acquiring company's total assets.

The form of the restriction is proposed to be revised and changed to a non-fundamental restriction as set forth below:

           A Fund may invest in other investment companies to the extent provided by federal law including The Investment Company Act of 1940 and any rules promulgated thereunder and as provided for in the Fund's registration statement.

If this proposal is approved it will allow the Funds' investment adviser to in the future, if approved by the board invest in other investment companies to the extent permitted by The Investment Company Act of 1940. While such investments could result in greater investment flexibility, they could also result in potentially higher costs to the Funds due to additional fees that may be charged by the underlying investment companies in which the funds might invest.

VOTING INFORMATION

SHAREHOLDER VOTING AND QUORUM. Each Fund share has identical voting rights. Shareholders are entitled to one vote for each share and proportional fractional votes for fractional shares. At shareholder meetings, the holders of a majority of the outstanding shares entitled to vote at the meeting (in person or by proxy) constitute a quorum. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted FOR the approval of the proposals.

Abstentions and "broker non-votes" will not be counted for or against the proposals, but will be counted for purposes of determining whether a quorum is present. Except for proposal Four, abstentions and broker non-votes will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against the proposals.

ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to the proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

SHAREHOLDER PROPOSALS. The Funds are not required to, and do not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary of the Funds at the address set forth on the cover of the Proxy Statement. Shareholder proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROXY SOLICITATIONS. The cost of the solicitation and the Meeting will be borne by the Trust. In addition to the solicitation of proxies by mail, the Trustees, the Current Adviser, the New Adviser and officers of the Trust may solicit proxies in person or by telephone. Employees of Canandaigua will not be compensated by the Trust for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting materials to their principals.

INTEREST OF CERTAIN PERSONS. Mr. Walstad, is an "Interested Person" of the Trust (within the meaning of the 1940 Act), due to his status as Director, President, CEO and Treasurer of The New Adviser. Accordingly, he may have an interest in the approval of the New Advisory Agreement. Mr. Barone, who is an "Interested Person" of the Trust due to his affiliation with the New Sub-Adviser, may also have an interest in the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

OBTAINING ADDITIONAL INFORMATION. Information about the Trust and Integrity, including prospectuses, statements of additional information and shareholder reports, may be obtained from the SEC by: reviewing and copying documents in the SEC's Public Reference Room in Washington, D.C. (for information call 1-202-942-8090); retrieving information from the SEC's web site at http://www.sec.gov; or requesting documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-0102 or by submitting an electronic request at publicinfo@sec.gov. To aid you in obtaining this information, the Trust's 1940 Act registration number is 811-7322 and Integrity's 1940 Act registration number is 811-08824.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be addressed to Mr. Scott B. Trumbower, c/o The Canandaigua Funds, 72 South Main Street, Canandaigua, NY 11424.

BENEFICIAL OWNERS. As of February 28, 2003, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of a Class of shares of a Fund:

The Canandaigua Equity Fund:
Canandaigua Equity (Omnibus)                        870,925 shares
72 South Main Street
Canandaigua, NY 14424-1905

The Canandaigua Bond Fund:

Canandaigua Fixed Income (Omnibus)                  77,491 shares
72 South Main Street
Canandaigua, NY 14424-1905

The current Trustees and Officers of the Trust own, in the aggregate, less than 1% of a Class of shares of a Fund.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO USE THESE METHODS OF VOTING.

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT
                  CANANDAIGUA EQUITY FUND CANANDAIGUA BOND FUND




     Dear Sirs:

               The Canandaigua Funds (the "Trust") has been organized under the laws of Delaware to engage in the business of an investment company. The shares of beneficial interest of the Trust ("Shares") are divided into multiple series, including The Canandaigua Equity Fund and The Canandaigua Bond Fund (each a "Fund"; collectively, the "Funds"), as established pursuant to a written instrument executed by the Trustees of the Trust Series may be terminated, and additional series established, from time to time by action of the Trustees.

               The Trust on behalf of the Funds has selected you to act as the investment advisor to both Funds and to provide certain other services, as more fully set forth below, and you are willing to act as such investment advisor and to perform such services under the terms and conditions hereinafter set forth.

                Accordingly; the Trust agrees with you as follows:

               1. Delivery of Fund Documents. The Trust has furnished you with copies properly certified or authenticated of each, of the following.

               (a) The Declaration of Trust of the Trust, dated October 31, 1997 (the "Declaration of Trust").

               (b) The Certificate of Trust, as filed with the Delaware Secretary of State.

               (c) The Bylaws of the Trust as in effect on the date hereof.

               (d) Resolutions of the Trust selecting you as investment advisor and approving the form of this Agreement.


     The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, including future resolutions of the Trust approving the continuance of the items Listed in (d) above.

     The Canandaigua National Bank and Trust Company October 31, 1997 Page 2

                2. Advisory Services. You will regularly provide both Funds with investment research, advice and supervision and will furnish continuously an investment program for each Fund consistent with its respective investment objectives and policies. You will determine what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund, and what portion of that Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and Bylaws, the Investment Company Act of 1940, as amended (the "Investment Company Act"), the rules and regulations of the United States Comptroller of the Currency relating to fiduciary powers of national banks, any other applicable federal or state laws or regulations, and the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees may from time to time establish. You shall advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board of Trustees regarding the conduct of the business of the Trust insofar as it relates to the Funds. On occasions when you deem the purchase or sale of a security to be in the best interest of a Fund as well as other customers, to the extent permitted by applicable law, you may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. In such event, you will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner you consider to be the most equitable and consistent with your fiduciary obligations to that Fund and to your other customers. You will maintain books and records with respect to the securities transactions of the Funds in accordance with the requirements of the Investment Company Act and with generally accepted accounting principles and will render to the Board of Trustees such periodic and special reports as may be required by law or as they may reasonably request. You may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with proceeds of securities purchased by a Fund. However, you will not purchase securities on behalf of the Funds in any offerings where you know, or should know, that the proceeds of the offering will be used to repay loans outstanding with you.

                3. Compensation of the Adviser. For all services to be rendered hereunder, the Trust on behalf of the Funds will pay you on the last day of each month a fee equal to the sum of 1.00% per annum of the average daily net assets, as defined below, of each Fund. The "average daily net assets", of a Fund are defined as the average of the values placed on the net assets as of 4:00 P.M. (New York: time), on each day on which the net asset value of a Fund's portfolio is determined consistent with the provisions of Rule 22c-1 under The Investment Company Act or, if a Fund lawfully determines the value of the net assets of its portfolio as of some other time on each business day, as of such time. The net asset value

     The Canandaigua National Bank and
     Trust Company October 31, 1997
     Page 3

     of each Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of a Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of that Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the Shares of a Fund has been suspended pursuant to the Declaration of Trust for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of that Fund as last determined (whether during or prior to such month.).

            4. Expenses of the Advisor. During the term of this Agreement, you will pay all expenses that you incur in connection with your provision of investment advisory services to the Funds as described in paragraph 2 above, other than the cost of, and taxes and brokerage commissions with respect to, securities purchased for the Funds. You will not be required to pay any expenses of the Funds other than those specifically allocated to you in this paragraph. In particular, but without limiting the generality of the foregoing, you will not be required to pay: organization expenses of the Funds; clerical salaries; fees and expenses incurred by the Funds in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal auditing or accounting expenses; taxes or governmental fees; the fees and expenses of the Funds' transfer agent; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of beneficial interest of the Funds; the expenses of and fees for registering or qualifying securities for sale and of maintaining the registration of the Funds and registering the Funds as a broker or a dealer, the fees and expenses of the Trustees of the Trust; the cost of preparing and distributing reports and notices to Shareholders; the fees or disbursements of custodians of the Trust's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or Bylaws of the Trust insofar as they govern agreements with any such custodian; or litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Trust.

              5. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of either Fund, neither you nor any of your partners, directors, officers or employees will act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for a Fund's account with brokers or dealers selected by you. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Funds the most favorable execution and net price available. It is also

     The Canandaigua National Bank and Trust Company
     October 31, 1997
     Page 4

     understood that it is desirable for the Funds that you have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Funds with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of a Fund, you will act solely as investment counsel for such clients and not in any way on behalf of that Fund. Your services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, mana gement and other services to others.

               6. Limitation of Liability of Advisor. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by either Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

               7. Duration and Termination of This Agreement. This Agreement shall remain in force until October 31, 1999 and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder. This Agreement may, on 60 days written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Funds, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement the definitions contained in Section 2(a) of the Investment Company Act (particularly the definitions of "interested person," "assignment," and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

     8. Amendment of This Agreement. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Funds and by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

               9. Governing Law. This Agreement shall be governed by and, construed in accordance with the laws of the State of Delaware.

               10. Miscellaneous. It is understood and expressly stipulated that neither the holders of Shares of the Funds nor the Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     The name "The Canandaigua Funds" is the designation of the Trustees for the time being under the Declaration of Trust as amended from time to time, and all persons dealing with the Trust or the Funds must look solely to the property of the Trust or the respective Fund for the enforcement of any claims against the Trust as neither the Trustees, officers, agents or Shareho lders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for any claims against any other series of the Trust. If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract.

                                           Yours very truly,

                                           THE CANANDAIGUA FUNDS

                                           By:  /s/ Steven H. Swartout
                                              -------------------------
                                           Title:  Sec./Treas.
                                                 ----------------------

     The foregoing Agreement is hereby accepted as of the date hereof.

     THE CANANDAIGUA NATIONAL BANK AND TRUST COMPANY

     By:  /s/ Robert J. Swartout
       --------------------------
     Title: VP Investment Officer
          -----------------------

                                    EXHIBIT B

                  MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

      THIS MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT dated as of April 29th, 2003 by and between THE CANANDAIGUA FUNDS (the "Fund"), a Delaware Business Trust, and RANSON CAPITAL CORPORATION (the "Manager"), a Kansas corporation.

      1. (a) RETENTION OF MANAGER BY FUND. The Fund hereby employs the Manager to act as the investment advisor for and to manage the investment and reinvestment of the assets of The Integrity Equity Fund in accordance with such fund's investment objective and policies and restrictions, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the trustees of the Fund (the "trustees") for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force. The term "Fund" as used herein shall refer to either THE CANANDAIGUA FUNDS or THE INTEGRITY EQUITY FUND as the context may require.

           (b) MANAGER'S ACCEPTANCE OF EMPLOYMENT. The Manager accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions.

           (c) The Manager may, at its option, appoint a sub advisor, which sha ll assume all or such responsibilities and obligations of the Manager pursuant to this Agreement as shall be delegated to the sub advisor, provided, however, that any appointment of a sub advisor and assumption of responsibilities and obligations of Manager by such sub advisor shall be subject to approval by the Trustees of the Fund. The Manager agrees to give the Fund prompt written notice of any termination of or notice to terminate any sub advisor agreement.

           (d) INDEPENDENT CONTRACTOR. The Manager shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

           (e) NON-EXCLUSIVE AGREEMENT. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

      2. (a) FEE. For the services and facilities described in Section 1, each Fund class will pay to the Manager at the end of each calendar month an investment management fee equivalent on an annual basis to 1.00% of its average daily net assets.

           (b) EXPENSES PAID BY MANAGER. For the first year of the agreement, the Manager hereby agrees to pay all expenses of the Fund, including the Fund's management and investment advisory fee and the Fund's dividend disbursing, administrative and accounting services fee (but excluding taxes and brokerage fees and commissions and extraordinary expenses, if any) that exceed 1.50% of the Fund's average daily net asset value of the Class N shares (2.00% with respect to the Class A shares) on an annual basis up to the amount of the management and investment advisory fee payable by the Fund to the Manager. All other expenses shall be paid by the Fund. From time to time and subject to discontinuance at any time, the Manager may voluntarily assume certain expenses of the Fund. Organizational costs will be borne by the Manager.

           (c) DETERMINATION OF NET ASSET VALUE. The net asset value of the Fund shall be calculated as of 3:14 p.m. central standard time or the close of the New York Stock Exchange, whichever is earlier, on each day the Exchange is open for trading or as of such other time or times as the Trustees may determine in accordance with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund as from time to time in force and in accordance with the provisions of the Investment Company Act of 1940. For the purpose of the foregoing computations, on each day when net asset value is not calculated, the net asset value of a share of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made.

           (d) PRORATION. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Manager's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

      3. EXPENSES. In addition to the fee of the Manager, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided in the Agreement and Declaration of Trust of the Fund. The Manager shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the Trustees (other than those affiliated with the Manager and other than those affiliated with the distributors of the Fund, if the distributors have agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership due in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the Federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Manager without first obtaining the written approval of the Manager. The Manager shall arrange, if desired by the Fund, for officers or employees of the Manager to serve, without compensation from the Fund, as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

      4. INTERESTED PERSONS. Subject to applicable statutes and regulations, it is understood that
Trustees, officers, shareholders and agents of the Fund are or may be interested in the Manager as directors, officers, shareholders and agents or otherwise, and that the directors, officers, shareholders and agents of the Manager may be interested in the Fund as Trustees, officers, shareholders, agents or otherwise.

      5. LIABILITY. The Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      6. (a) TERM. This Agreement shall become effective on the date hereof and shall remain in full force until the second anniversary of the date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940.

           (b) TERMINATION. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Manager on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Trustees or by vote of a majority of the outstanding shares of The Integrity Equity Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Trustees or by vote of a majority of the outstanding shares of The Integrity Equity Fund in the event that it shall have been established by a court or competent jurisdiction that the Manager or any officer or director of the Manager has taken any action which results in a breach of the covenants of the Manager set forth herein.

           (c) PAYMENT UPON TERMINATION. Termination of this Agreement shall not affect the right of the Manager to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

      7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other vise, the remainder shall not be thereby affected.

      8. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

      9. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust dated February 9, 1998, and all amendments thereto, all of which are on file with the Delaware Secretary of State, and the limitation of shareholder and Trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by Manager for recovery of that portion of the investment management fee (or any other liability of the Fund arising hereunder) allocated to a particular fund, if there is more than one, whether in accordance with the express terms hereof or other vise, the Manager shall have recourse solely against the assets of that fund to satisfy such claim and shall have no recourse against the assets of any other fund for such purpose.

IN WITNESS WHEREOF, the Fund and the Manager have caused this Agreement to be executed on the day and year first above written.


                                            THE INTEGRITY EQUITY FUND



                                            By
                                            ---------------------------
                                            Robert E. Walstad President


                                            RANSON CAPITAL CORPORATION

                                            By
                                             ---------------------------
                                             Robert E. Walstad President

                 MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

      THIS MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT dated as of April 29th, 2003 by and between THE CANANDAIGUA FUNDS (the "Fund"), a Delaware Business Trust, and RANSON CAPITAL CORPORATION (the "Manager"), a Kansas corporation.

      1. (a) RETENTION OF MANAGER BY FUND. The Fund hereby employs the Manager to act as the investment advisor for and to manage the investment and reinvestment of the assets of The Integrity Income Fund in accordance with such fund's investment objective and policies and restrictions, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the trustees of the Fund (the "trustees") for the period and upon the terms he rein set forth. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force. The term "Fund" as used herein shall refer to either THE CANANDAIGUA FUNDS or THE INTEGRITY INCOME FUND as the context may require.

           (b) MANAGER'S ACCEPTANCE OF EMPLOYMENT. The Manager accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions.

           (c) The Manager may, at its option, appoint a sub advisor, which shall assume all or such responsibilities and obligations of the Manager pursuant to this Agreement as shall be delegated to the sub advisor, provided, however, that any appointment of a sub advisor and assumption of responsibilities and obligations of Manager by such sub advisor shall be subject to approval by the Trustees of the Fund. The Manager agrees to give the Fund prompt written notice of any termination of or notice to terminate any sub advisor agreement.

           (d) INDEPENDENT CONTRACTOR. The Manager shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

           (e) NON-EXCLUSIVE AGREEMENT. The services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

      2. (a) FEE. For the services and facilities described in Sectio n 1, each Fund class will pay to the Manager at the end of each calendar month an investment management fee equivalent on an annual basis of 1.00% of its average daily net assets.

           (b) EXPENSES PAID BY MANAGER. For the first year of the agreement, the Manager hereby agrees to pay all expenses of the Fund, including the Fund's management and investment advisory fee and the Fund's dividend disbursing, administrative and accounting services fee (but excluding taxes and brokerage fees and commissions and extraordinary expenses, if any) that exceed 1.50% of the Fund's average daily net asset value of the Class N shares (1.75% with respect to the Class A shares) on an annual basis up to the amount of the management and investment advisory fee payable by the Fund to the Manager. All other expenses shall be paid by the Fund. From time to time and subject to discontinuance at any time, the Manager may voluntarily assume certain expenses of the Fund. Organizational costs will be borne by the Manager.

           (c) DETERMINATION OF NET ASSET VALUE. The net asset value of the Fund shall be calculated as of 3:14 p.m. central standard time or the close of the New York Stock Exchange, whichever is earlier, on each day the Exchange is open for trading or as of such other time or times as the Trustees may determine in accordance with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund as from time to time in force and in accordance with the provisions of the Investment Company Act of 1940. For the purpose of the foregoing computations, on each day when net asset value is not calculated, the net asset value of a share of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made.

           (d) PRORATION. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Manager's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

      3. EXPENSES. In addition to the fee of the Manager, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided in the Agreement and Declaration of Trust of the Fund. The Manager shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the Trustees (other than those affiliated with the Manager and other than those affiliated with the distributors of the Fund, if the distributors have agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership due in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the Federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Manager without first obtaining the written approval of the Manager. The Manager shall arrange, if desired by the Fund, for officers or employees of the Manager to serve, without compensation from the Fund, as Trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

      4. INTERESTED PERSONS. Subject to applicable statutes and regulations, it is understood that Trustees, officers, shareholders and agents of the Fund are or may be interested in the Manager as directors, officers, shareholders and agents or otherwise, and that the directors, officers, shareholders and agents of the Manager may be interested in the Fund as Trustees, officers, shareholders, agents or otherwise.

      5. LIABILITY. The Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      6. (a) TERM. This Agreement shall become effective on the date hereof and shall remain in full force until the second anniversary of the date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940.

           (b) TERMINATION. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Manager on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Trustees or by vote of a majority of the outstanding shares of The Integrity Income Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Trustees or by vote of a majority of the outstanding shares of The Integrity Income Fund in the event that it shall have been established by a court or competent jurisdiction that the Manager or any officer or director of the Manager has taken any action which results in a breach of the covenants of the Manager set forth herein.

           (c) PAYMENT UPON TERMINATION. Termination of this Agreement shall not affect the right of the Manager to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

      7. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other vise, the remainder shall not be thereby affected.

      8. NOTICES. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

      9. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust dated February 9, 1998, and all amendments thereto, all of which are on file with the Delaware Secretary State, and the limitation of shareholder and Trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by Manager for recovery of that portion of the investment management fee (or any other liability of the Fund arising hereunder) allocated to a particular fund, if there is more than one, whether in accordance with the express terms hereof or other vise, the Manager shall have recourse solely against the assets of that fund to satisfy such claim and shall have no recourse against the assets of any other fund for such purpose.

IN WITNESS WHEREOF, the Fund and the Manager have caused this Agreement to be executed on the day and year first above written.


                                      THE INTEGRITY INCOME FUND

                                      By
                                        ---------------------------
                                        Robert E. Walstad President


                                      RANSON CAPITAL CORPORATION

                                      By:
                                        --------------------------
                                        Robert E. Walstad President

                                    EXHIBIT C

                             SUB-ADVISORY AGREEMENT


AGREEMENT DATED APRIL 29TH, 2003, BETWEEN RANSON CAPITAL CORPORATION, A KANSAS CORPORATION (THE "ADVISOR"), LOCATED IN MINOT, NORTH DAKOTA, AND ANCORA ADVISORS LLC, A NEVADA LIMITED LIABILITY COMPANY, LOCATED IN BEACHWOOD, OH, AND THE CANANDAIGUA EQUITY FUND & CANANDAIGUA BOND FUND.

           WHEREAS, Integrity plans to effect a name change of the Canandaigua Equity Fund and Canandaigua Bond Fund to The Integrity Equity Fund and The Integrity Income Fund (the Integrity Funds) respectively.

           WHEREAS, the Integrity Funds are diversified, open-end management investment companies under the Investment Company Act of 1940, as amended ("the 1940 Act").

           WHEREAS, the advisor is the investment advisor to the Integrity Funds which are organized under the laws of the state of Delaware.

           WHEREAS, the Advisor and Sub-Advisor are each registered as an investment advisor under the Investment Advisors Act of 1940;

           WHEREAS, the Advisor wishes to retain the Sub-Advisor to assist the Advisor in providing investment advisory services in connection with such Funds, as amended from time to time with the written consent of the parties hereto; and

           WHEREAS, the Sub-Advisor is willing to provide such services to the Advisor upon the terms and conditions and for the compensation set forth below.

           NOW, THEREFORE, in consideration of the premises and mutual covenants therein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

           1. APPOINTMENT. The Advisor hereby appoints the Sub-Advisor its sub-advisor with respect to the Funds as provided for in the Investment Advisory Agreement between the Advisor and the Funds. The Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

           2. DELIVERY OF DOCUMENTS. The Advisor shall provide to the Sub-Advisor copies of the Trust's most recent prospectus and statement of additional information (including all supplements thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a "Prospectus" and a "Statement of Additional Information").

           3. SUB-ADVISORY SERVICES TO THE FUND(S).

                     (a) Subject to the supervision of the Advisor, the Sub-Advisor will perform the following services: (i) provide investment research and credit analysis concerning the Fund's investments; (ii) conduct a continual program of investment of the Fund's assets; (iii) place orders for all purchases and sales of the investments made for the Funds;
                     (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Advisor informed of developments materially affecting the Fund.

                     (b) The Sub-Advisor will use the same skill and care in providing such services as it uses in providing services to other accounts for which it has investment responsibilities; provided that, notwithstanding the Paragraph 3(b), the liability of the Sub-Advisor for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 10(a) of this Agreement.

                     (c) The Sub-Advisor will communicate to the Ad visor and to the Trust's custodian and fund accountants as instructed by the Advisor on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale has been affected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.

                     (d) The Sub-Advisor will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information.

                     (e) The Sub-Advisor will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust's Board of Trustees and the Advisor with such periodic and special reports as the Board and Advisor may reasonably request.

                     (f) The Sub-Advisor will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of Fund's shares less cash needed for redemptions and settlement of portfolio purchasers), all within a reasonable time after receipt there of from the Trust and will promptly report any errors or discrepancies in such reports of which it is aware to the Trust or its designee and Advisor.

           4. BROKERAGE.

                     (a) The Sub-Advisor may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In selecting brokers or dealers through which to place orders, the Sub-Advisor will consider the factors it considers relevant, including, but not limited to the experience and skill of the fit's securities traders, as well as the firm's financial responsibility and administrative efficiency. The Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Advisor is authorized to select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such transaction is reasonable in relation to the benefits in the Fund over the long term. In no instance will portfolio securities be purchased from or sold, on a princ ipal basis, to the Trust's principal underwriter, the Advisor or any affiliated person thereof (as the term "affiliated person" is defined in the 1940 Act), except to the extent permitted by SEC exemptive order or by applicable law.

           5. COMPLIANCE WITH LAWS; CONFIDENTIALITY; CONFLICTS OF INTEREST.

                     (a) The Sub-Advisor agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Advisor in performance of its duties hereunder (herein called the "Rules").

                     (b) The Sub-Advisor will treat confidentially and as proprietary information of the Trust and the advisor all records and information relative to the Trust and the Advisor and prior, present or potential shareholders (other than information that has been made public by the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust or Advisor as appropriate, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. The terms of this section 5(b) shall survive the termination of this Agreement.

           6. CONTROL BY TRUST'S BOARD OF TRUSTEES. Any recommendations concerning the Fund's investment program proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

           7. BOOKS AND RECORDS. The Sub-Advisor shall maintain and preserve such records related to the Funds' portfolio transactions as required under the 1940 Act. The Advisor shall maintain and preserve all books and other records not related to the Funds' portfolio transactions as required under the 1940 Act. The Sub-Advisor agrees that all records that it maintains for the Funds are the property of the Trust and further agrees to surrender copies of such records to the Trust promptly upon the Trust's request. The terms of this section 7 shall survive the termination of this Agreement.

           8. EXPENSES. During the term of this Agreement, the Sub-Advisor will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities, brokerage commissions, custodian fees, auditors' fees, taxes, interest, extraordinary expense items, and other expenses related to the operation of the Trust or any Fund.

           9.        AUDIT/COOPERATION.

                     (a) Advisor and Trust shall have their right to audit and inspect the records, policies, procedures and premises of Sub-Advisor as reasonably required to ensure compliance with the terms of this Agreement and the Rules.

                     (b) Sub-Advisor shall cooperate fully with Advisor and Trust in regards to any inquiry, examination or request for information from any federal or state regulatory agencies having authority over the Trust, Advisor or Funds.

           10.       COMPENSATION.

                     (a) For the services provided and the expenses borne by the Sub-Advisor pursuant to this Agreement, the Advisor will pay the Sub-Advisor the advisory fee as determined by this Agreement. Payment of this compensation shall be the sole responsibility of the Advisor and shall in no way be an obligation of the Fund or of the Trust.

                     (b) For the period beginning with the day on which this Agreement becomes effective and end ing with the last day of the month prior to the completion of four full calendar quarters of performance under this Agreement, the fee payable to the Sub-Advisor shall be calculated at an annual rate of 0.35% of the Fund's total assets.

           11.       LIMITATION OF LIABILITY.

                     (a) The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor, the Trust or the Fund in connection with the matters to which this Agreement relates, except that Sub-Advisor shall be liable to the Advisor for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. In no case shall the Sub-Advisor be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Advisor by the Advisor.

                     (b) The Advisor shall be responsible at all times for supervising the Sub-Advisor, and this Agreement does not in any way limit the duties and responsibilities that the Advisor has agreed to under the Advisory Agreement.

           12. INDEMNIFICATION. The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its officers, directors, employees and controlling persons from and against any losses, expenses, (including reasonable attorneys' fees and court cost), damages or liabilities to which the Advisor becomes subject in so much as such losses, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon the willful misfeasance, bad faith, recklessness, gross negligence or breach of this Agreement by the Sub-Advisor. The terms of this section 12 sha ll survive the termination of this Agreement.

           13. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund and, unless sooner terminated as provided herein, shall continue with respect to the Fund until April 29th, 2004. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods ending on April 29th of each year, provided suc h continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested person of the Trust or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of

           Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time upon 60 days' prior notice without the payment of any penalty by the Board of Trustees of the Trust; (ii) by the Advisor on 180 days written notice to the Sub-Advisor or (iv) by the Sub-Advisor on 180 days written notice to the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

           14. TRADEMARKS. The Sub-Advisor hereby expressly authorizes the Trust and the Advisor to the use (Ancora Advisors LLC) in its sales literature and advertising pertaining to the Fund and/or the Trust. The Sub-Advisor agrees to submit any proposed sales literature for the Trust or for itself or its affiliates which mentions the Trust or Fund to the Trust's distributor and the Advisor for review and approval or disapproval.

           15. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.


           IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                          (SEAL) RANSON CAPITAL CORPORATION


                            By:
                               ------------------------
                            Title:
                                -----------------------

                            (SEAL) ANCORA ADVISORS LLC.

                            RICHARD A. BARONE

                            By:
                              -------------------------
                            Title:
                                 ----------------------

                                   SCHEDULE A

                          To the Sub-Advisory Agreement
                          Dated as of April 29th, 2003
           Between Ranson Capital Corporation and Ancora Advisors LLC,
                               Richard A. Barone


          Integrity Equity Fund (formerly, The Canandaigua Equity Fund)
           Integrity Income Fund (formerly, The Canandaigua Bond Fund)

                                    EXHIBIT D

                            SHAREHOLDER SERVICES PLAN


   WHEREAS, The Integrity Equity Fund (the "Fund"), a serie s of The Canandaigua Funds, a Delaware Business Trust, engages in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (the "Act");

   WHEREAS, the Fund employs Ranson Capital Corporation (the "Underwriter"), as underwriter for the Fund's shares;

   WHEREAS, the Fund currently issues two classes of shares;

   WHEREAS, the Fund has adopted a multiple class plan pursuant to Rule 18f-3(the "Multi-Class Plan") to enable the various classes of shares to be granted different rights and privileges and to bear different expenses and other charges;

   WHEREAS, as described in the Multi-Class Plan, the purchase of Class A shares shall generally be subject to a front-end sales load, and Class N shares shall not be subject to a front-end sales load or a contingent deferred sales load. Class A shares shall also be subject to the distribution and/or services fees as adopted hereunder. Class N shares are not subject to distribution and/or service fees.

   WHEREAS, the Fund desires to adopt this Shareholder Services Plan pursuant to Rule 12b-1 under the Act (the "Plan") to cover these classes;

   WHEREAS, the Board of Trustees of the Fund has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Fund and its shareholders and each Class and its shareholders;

   NOW, THEREFORE, the Fund hereby adopts, and the Underwriter hereby agrees to the terms of, this Plan in accordance with Rule 12b-1, on the following terms and conditions:

   Section 1. Annual Fee. (a) The Fund is authorized to compensate the Underwriter for services performed and expenses incurred by the Underwriter in connection with the distribution of Class A shares and Class N shares of the Fund and for providing personal services and the maintenance of shareholder accounts.

      (b) The amount of such compensation paid during any one year shall consist of:

            (i) with respect to Class A shares, a service fee not to exceed ..25% of the average daily net assets of the Class A shares of the Fund;

           (ii) with respect to Class N shares, Class N shares are not subject to Rule 12b-1 distribution and/or service fees; and

   Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

   Section 2. Expenses Covered by Plan. The distribution fee applicable to Class A and Class N shares under Section 1 of the Plan may be used to compensate the Underwriter for services performed and expenses incurred in connection with the distribution of Class A and Class N shares, respectively. These expenses include, but are not limited to: (a) sales commissions and other fees paid, together with related financing costs, to brokers, dealers or other selling entities having a dealer agreement in effect ("Authorized Dealers" which may include the Underwriter) who sell Class A and Class N shares; (b) costs relating to the formulation and implementation of marketing and promotional activities including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to other than existing shareholders; (d) costs involved in preparing, printing and distributing advertising and sales literature; (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable; and (f) reasonable compensation for the Underwriter's services and other expenses, including allocable overhead expenses, such as salaries, rent, printing and communications.

  Service fees applicable to Class A shares and Class N shares under Section 1 of the Plan may be spent by the Underwriter for personal services rendered to the Class A and Class N shareholders, respectively, and/or the maintenance of shareholder accounts of the respective Class. These expenditures may include, but shall not be limited to, payments made to, and expenses of, persons who provide support services in connection with the distribution of the respective Class shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, assisting shareholders in interpreting confirmations, statements and other documents; assisting shareholders in redeeming shares; processing shareholder transactions and providing any other shareholder services not otherwise provided by the Fund's transfer agent and for which "service fees" lawfully may be paid in accordance with applicable rules and regulations.

   Section 3. Activities of Adviser. The Fund presently pays, and will continue to pay, an advisory fee to Ranson Capital Corporation (the "Adviser"), pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). It is recognized that the Adviser may use its advisory fee revenue, as well as its past profits or its resources from any other source, to make payment to the Underwriter with respect to any expenses incurred in connection with the distribution of Fund shares, including the activities referred to in Section 2 hereof. To the extent that the payment of advisory fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class A shares or Class N shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.

   Section 4. This Plan does not require the Underwriter to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class A shares or Class N shares. Accordingly, the fee paid under this Plan is not dependent on expenses incurred and in any given year the Underwriter may have fewer expenses than the amount of the fee, thus creating a profit.

   Section 5. Approval by Trustees. Neither the amended Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Trustees of the Fund and (b) those Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan or the related agreements or on such later date as determined by the Board of Trustees after the foregoing approval has been obtained.

   Section 6. Continuance of the Plan. The Plan will continue in effect for one year after its effective date and thereafter shall continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board of Trustees in the manner described in Section 5 above.

   Section 7. Termination. The Plan may be terminated at any time with respect to the Fund or as to a given Class A or Class N shares by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the affected Class. Any agreement related to the Plan may be terminated at any time, without the payment of any penalty, by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the applicable Class on not more than sixty days' written notice to any other party to the agreement and will automatically terminate in the event of its assignment.

   Section 8. Payment of Annual Fee in Event of Noncontinuance or Termination. If the Plan is terminated and not continued, the Underwriter is not legally entitled to any payments for amounts expended but not yet recovered. However, the Fund's Board of Trustees reserves the right to make payments to the Underwriter notwithstanding a termination or noncontinuance.

   Section 9. Amendments. The Plan may not be amended so as to increase materially the amount of the fee described in Section 1 above payable by the Fund with respect to Class A shares or Class N shares, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the affected Class of shares of the Fund. In addition, no material amendment to the Plan may be made unless approved by the Fund's Board of Trustees in the manner described in Section 5 above.

   Section 10. Selection of Certain Trustees. While the Plan is in effect, the selection and nomination of the Fund's Trustees who are not interested persons of the Fund will be committed to the discretion of the Trustees then in office who are not interested persons of the Fund.

   Section 11. Written Reports. In each year during which the Plan remains in effect, any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Fund's Board of Trustees, and the Board will review, at least quarterly, written reports, complying with the requirements of Rule 12b-1, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

   Section 12. Preservation of Materials. The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 11 above for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

   Section 13. Meanings of Certain Terms. As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Fund under the Act by the Securities and Exchange Commission.

   Section 14. Limitation of Liability. The execution of the Plan by an officer of the Fund has been authorized by the Fund's Board of Trustees. In undertaking those actions, the officer and the Board of Trustees have each acted on behalf of the Fund. In addition, the obligations imposed under the Plan are binding only upon the assets and property of the Fund and are not binding upon the officer executing the Plan or the Fund's Board of Trustees.

IN WITNESS WHEREOF, the Fund has executed the Plan as of April 29th, 2003.

THE INTEGRITY EQUITY FUND


By:
   --------------------
   President

Effective Date: April 29, 2003

                            SHAREHOLDER SERVICES PLAN


   WHEREAS, The Integrity Income Fund (the "Fund"), a series of The Canandaigua Funds, a Delaware Business Trust, engages in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (the "Act");

    WHEREAS, the Fund employs Ranson Capital Corporation (the "Underwriter"), as underwriter for the Fund's shares;

   WHEREAS, the Fund currently issues two classes of shares;

   WHEREAS, the Fund has adopted a multiple class plan pursuant to Rule 18f-3(the "Multi-Class Plan") to enable the various classes of shares to be granted different rights and privileges and to bear different expenses and other charges;

   WHEREAS, as described in the Multi-Class Plan, the purchase of Class A shares shall generally be subject to a front-end sales load, and Class N shares shall not be subject to a front-end sales load or a contingent deferred sales load. Class A shares shall also be subject to the distribution and/or services fees as adopted hereunder. Class N shares are not subject to distribution and/or service fees.

   WHEREAS, the Fund desires to adopt this Shareholder Services Plan pursuant to Rule 12b-1 under the Act (the "Plan") to cover these classes;

   WHEREAS, the Board of Trustees of the Fund has determined that there is a reasonable likelihood that adoption of this Plan will benefit the Fund and its shareholders and each Class and its shareholders;

   NOW, THEREFORE, the Fund hereby adopts, and the Underwriter hereby agrees to the terms of, this Plan in accordance with Rule 12b-1, on the following terms and conditions:

   Section 1. Annual Fee. (a) The Fund is authorized to compensate the Underwriter for services performed and expenses incurred by the Underwriter in connection with the distribution of Class A shares and Class N shares of the Fund and for providing personal services and the maintenance of shareholder accounts.

      (b) The amount of such compensation paid during any one year shall consist of:

     (i) with respect to Class A shares, a service fee not to exceed .25% of the average daily net assets of the Class A shares of the Fund;

           (ii) with respect to Class N shares, Class N shares are not subject to Rule 12b-1 distribution and/or service fees; and

   Such compensation shall be calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine.

   Section 2. Expenses Covered by Plan. The distribution fee applicable to Class A and Class N shares under Section 1 of the Plan may be used to compensate the Underwriter for services performed and expenses incurred in connection with the distribution of Class A and Class N shares, respectively. These expenses include, but are not limited to: (a) sales commissions and other fees paid, together with related financing costs, to brokers, dealers or other selling entities having a dealer agreement in effect ("Authorized Dealers" which may include the Underwriter) who sell Class A and Class N shares; (b) costs relating to the formulation and implementation of marketing and promotional activities including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertis ing; (c) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to other than existing shareholders; (d) costs involved in preparing, printing and distributing advertising and sales literature; (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable; and (f) reasonable compensation for the Underwriter's services and other expenses, including allocable overhead expenses, such as salaries, rent, printing and communications.

   Service fees applicable to Class A shares and Class N shares under Section 1 of the Plan may be spent by the Underwriter for personal services rendered to the Class A and Class N shareholders, respectively, and/or the maintenance of shareholder accounts of the respective Class. These expenditures may include, but shall not be limited to, payments made to, and expenses of, persons who provide support services in connection with the distribution of the respective Class shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, assisting shareholders in interpreting confirmations, statements and other documents; assisting shareholders in redeeming shares; processing shareholder transactions and providing any other shareholder services not otherwise provided by the Fund's transfer agent and for which "service fees" lawfully may be paid in accordance with applicable rules and regulations.

   Section 3. Activities of Adviser. The Fund presently pays, and will continue to pay, an advisory fee to Ranson Capital Corporation (the "Adviser"), pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"). It is recognized that the Adviser may use its advisory fee revenue, as well as its past profits or its resources from any other source, to make payment to the Underwriter with respect to any expenses incurred in connection with the distribution of Fund shares, including the activities referred to in Section 2 hereof. To the extent that the payment of advisory fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class A shares or Class N shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.

   Section 4. This Plan does not require the Underwriter to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class A shares or Class N shares. Accordingly, the fee paid under this Plan is not dependent on expenses incurred and in any given year the Underwriter may have fewer expenses than the amount of the fee, thus creating a profit.

   Section 5. Approval by Trustees. Neither the amended Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Trustees of the Fund and (b) those Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan or the related agreements or on such later date as determined by the Board of Trustees after the foregoing approval has been obtained.

   Section 6. Continuance of the Plan. The Plan will continue in effect for one year after its effective date and thereafter shall continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board of Trustees in the manner described in Section 5 above.

   Section 7. Termination. The Plan may be terminated at any time with respect to the Fund or as to a given Class A or Class N shares by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the affected Class. Any agreement related to the Plan may be terminated at any time, without the payment of any penalty, by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the applicable Class on not more than sixty days' written notice to any other party to the agreement and will automatically terminate in the event of its assignment.

   Section 8. Payment of Annual Fee in Event of Noncontinuance or Termination. If the Plan is terminated and not continued, the Underwriter is not legally entitled to any payments for amounts expended but not yet recovered. However, the Fund's Board of Trustees reserves the right to make payments to the Underwriter notwithstanding a termination or noncontinuance.

   Section 9. Amendments. The Plan may not be amended so as to increase materially the amount of the fee described in Section 1 above payable by the Fund with respect to Class A shares or Class N shares, unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the affected Class of shares of the Fund. In addition, no material amendment to the Plan may be made unless approved by the Fund's Board of Trustees in the manner described in Section 5 above.

   Section 10. Selection of Certain Trustees. While the Plan is in effect, the selection and nomination of the Fund's Trustees who are not interested persons of the Fund will be committed to the discretion of the Trustees then in office who are not interested persons of the Fund.

   Section 11. Written Reports. In each year during which the Plan remains in effect, any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement will prepare and furnish to the Fund's Board of Trustees, and the Board will review, at least quarterly, written reports, complying with the requirements of Rule 12b-1, which set out the amounts expended under the Plan and the purposes for which those expenditur es were made.

   Section 12. Preservation of Materials. The Fund will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 11 above for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

   Section 13. Meanings of Certain Terms. As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Fund under the Act by the Securities and Exchange Commission.

   Section 14. Limitation of Liability. The execution of the Plan by an officer of the Fund has been authorized by the Fund's Board of Trustees. In undertaking those actions, the officer and the Board of Trustees have each acted on behalf of the Fund. In addition, the obligations imposed under the Plan are binding only upon the assets and property of the Fund and are not binding upon the officer executing the Plan or the Fund's Board of Trustees.

IN WITNESS WHEREOF, the Fund has executed the Plan as of April 29th, 2003.

THE INTEGRITY INCOME FUND


By:
   --------------------
   President

Effective Date: April 29, 2003

THE CANANDAIGUA FUNDS

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 29, 2003

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Canandaigua Funds, the Equity Fund and Bond Fund (collectively the "Funds"), hereby instructs DONALD C. GREENHOUSE and SCOTT
B. TRUMBOWER, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Funds to be held at 12:00 noon, Eastern Time, on April 29, 2003 at the offices of the Funds, 1150 Pittsford-Victor Road, Pittsford, New York 14534, and any postponements or adjournments thereof, to cas t on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares on the reverse side hereof.

The Board of Trustees knows of no reason why any of the nominees for the Board of Trustees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side hereof. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the proposals. Proxies will be voted in the discretion of the proxy holder(s) on any other matter that may properly come before the special meeting or any adjournment or postponement thereof.




PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_________________________DATE____________

            _________________________DATE____________

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS. WHEN SHARES ARE HELD AS JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AUTHORIZED PERSON.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL THE PROPOSALS LISTED BELOW.


PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.            |X|

4. Election of Trustees:             FOR ALL         WITHHOLD          FOR ALL
                                                       ALL              EXCEPT*
   (01) Robert E. Walstad
   (02) R. James Maxson
   (03) Orlin W. Backes
   (04) Donald C. Greenhouse           |_|             |_|               |_|


   *TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
    NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW:


                                     FOR             AGAINST           ABSTAIN

1. Approval of Ranson Capital        |_|              |_|                |_|
   Corporation as new
   investment adviser.

2. Approval of Ancora Advisors,      |_|             |_|                 |_|
   LLC as sub-adviser to the
   Funds.

3  Approval of a Distribution        |_|             |_|                 |_|
   Plan (the "12b-1 Plan").



5. Approval of the revision and/or conversion of investment restrictions to non-fundamental restrictions:


   5a.   Purchase or sell            |_|             |_|               |_|
   commodities or commodity contracts

   5b.   Purchase securities on      |_|             |_|               |_|
   margin or sell securities short

   5c.   Invest in or sell puts or   |_|             |_|               |_|
   calls (options)

   5d.   Purchase securities         |_|             |_|               |_|
   of other investment companies
   except in special circumstances


PLEASE SIGN ON REVERSE SIDE